POWER OF ATTORNEY

I, the undersigned Trustee of RS INVESTMENT TRUST and RS VARIABLE PRODUCTS TRUST (together, the “Trusts”), hereby constitute and appoint Terry R. Otton and Benjamin L. Douglas, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me, and in my name and in the capacities indicated below, the Registration Statements on Form N-14 and Form N-1A of the Trusts and any and all amendments (including post-effective amendments) to said Registration Statements and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, with the securities commissioner of any state, or with other regulatory authorities, granting unto them, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, and hereby ratify and confirm all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

Signature	Title	Date

/s/ John P. Rohal John P. Rohal	Trustee	February 28, 2008

POWER OF ATTORNEY

I, the undersigned Trustee of RS INVESTMENT TRUST and RS VARIABLE PRODUCTS TRUST (together, the “Trusts”), hereby constitute and appoint Terry R. Otton and Benjamin L. Douglas, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me, and in my name and in the capacities indicated below, the Registration Statements on Form N-14 and Form N-1A of the Trusts and any and all amendments (including post-effective amendments) to said Registration Statements and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, with the securities commissioner of any state, or with other regulatory authorities, granting unto them, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, and hereby ratify and confirm all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

Signature	Title	Date

/s/ Gloria S. Nelund Gloria S. Nelund	Trustee	February 27, 2008

POWER OF ATTORNEY

I, the undersigned Trustee of RS INVESTMENT TRUST and RS VARIABLE PRODUCTS TRUST (together, the “Trusts”), hereby constitute and appoint Terry R. Otton and Benjamin L. Douglas, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me, and in my name and in the capacities indicated below, the Registration Statements on Form N-14 and Form N-1A of the Trusts and any and all amendments (including post-effective amendments) to said Registration Statements and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, with the securities commissioner of any state, or with other regulatory authorities, granting unto them, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, and hereby ratify and confirm all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

Signature	Title	Date

/s/ Christopher C. Melvin Christopher C. Melvin	Trustee	February 28, 2008